Exhibit 99.3

Interpublic Group

Second Quarter 2010 Earnings Conference Call

July 29, 2010

Overview – Second Quarter 2010

- Revenue increased 9.7%, 8.5% organically
- Operating margin was 11.0%, with notable leverage on base payroll and occupancy, as well as lower severance expense
- Diluted EPS was $0.15 compared with $0.04 in Q2-09
- Cash & marketable securities position was $1.9 billion at quarter-end, compared with $1.8 billion a year ago

Reconciliation of organic change measures appear on pages 17 and 18.

IPG

Operating Performance

	Three Months Ended June 30, 2010	Three Months Ended June 30, 2009
Revenue	$ 1,617.8	$ 1,474.4
Salaries and Related Expenses	991.0	968.4
Office and General Expenses	449.0	409.1
Restructuring and Other Reorganization-Related Charges	0.6	-
Operating Income	177.2	96.9
Interest Expense	(35.0)	(45.1)
Interest Income	6.1	8.1
Other Expense, net	(2.1)	(23.3)
Income Before Income Taxes	146.2	36.6
Provision for Income Taxes	63.3	3.7
Equity in Net Income (Loss) of Unconsolidated Affiliates	0.2	(1.5)
Net Income	83.1	31.4
Net Income Attributable to Noncontrolling Interests	(0.6)	(3.6)
Net Income Attributable to IPG	82.5	27.8
Dividends on Preferred Stock	(2.9)	(6.9)
Benefit from Preferred Stock Repurchased	25.7	-
Net Income Available to IPG Common Stockholders	$ 105.3	$ 20.9
Earnings per share available to IPG common stockholders:		
Basic	$ 0.22	$ 0.04
Diluted	$ 0.15	$ 0.04
Weighted-average number of common shares outstanding:		
Basic	473.0	467.1
Diluted	544.9	507.5

(Amounts in Millions, except per share amounts)

Revenue

	Three Months Ended		Six Months Ended	
	$	% Change	$	% Change
June 30, 2009	$ 1,474.4		$ 2,799.7	
Total change	143.4	9.7%	159.4	5.7%
Foreign currency	17.0	1.1%	72.5	2.6%
Net acquisitions/(divestitures)	1.1	0.1%	(0.4)	(0.0%)
Organic	125.3	8.5%	87.3	3.1%
June 30, 2010	$ 1,617.8		$ 2,959.1	

Segments

	Three Months Ended June 30,				Six Months Ended June 30,			
			Change				Change	
	2010	2009	Total	Organic	2010	2009	Total	Organic
IAN	$ 1,375.8	$1,248.2	10.2%	8.8%	$2,495.3	$2,363.1	5.6%	2.9%
CMG	$ 242.0	$ 226.2	7.0%	6.7%	$ 463.8	$ 436.6	6.2%	4.5%

Integrated Agency Networks ("IAN"): McCann Worldgroup, Draftfcb, Lowe, Mediabrands and our domestic integrated agencies
Constituency Management Group ("CMG"): Weber Shandwick, GolinHarris, Jack Morton, FutureBrand, Octagon and our other marketing service specialists

See reconciliations of segment revenue change on pages 17 and 18.

($ in Millions)

Geographic Revenue Change

	Three Months Ended June 30, 2010		Six Months Ended June 30, 2010	
	Total	Organic	Total	Organic
United States	13.4%	13.6%	8.3%	8.5%
International	4.7%	1.6%	2.0%	(4.4%)
United Kingdom	(10.6%)	(7.6%)	(9.4%)	(12.8%)
Continental Europe	(4.5%)	(1.0%)	(6.0%)	(7.8%)
Asia Pacific	14.5%	4.7%	10.1%	(0.2%)
Latin America	16.0%	6.0%	20.0%	7.7%
All Other Markets	19.6%	10.1%	10.3%	(0.9%)
Worldwide	**9.7%**	**8.5%**	**5.7%**	**3.1%**

"All Other Markets" includes Canada, Africa and the Middle East.

See reconciliations on pages 17 and 18.

Organic Revenue Growth


Trailing Twelve Months
8.0%
6.0%
4.0%
2.0%
0.0%
(2.0%)
(4.0%)
(6.0%)
(8.0%)
(10.0%)
(12.0%)
Q4-05
Q2-06
Q4-06
Q2-07
Q4-07
Q2-08
Q4-08
Q2-09
Q4-09
Q2-10
(0.7%)
1.4%
(1.0%)
0.3%
1.0%
0.3%
2.7%
3.4%
3.8%
4.6%
4.5%
5.0%
3.8%
1.4%
(4.0%)
(9.1%)
(10.8%)
(10.4%)
(4.9%)

See reconciliation on page 19.

Expenses

Salaries & Related								
					Change			
		2010		2009		$	Total	Organic
Three Months Ended June 30,	$	991.0	$	968.4	$	22.6	2.3%	1.6%
% of Revenue		*61.3%*		*65.7%*				
Three months severance	$	17.2	$	29.9	$	(12.7)	(42.5%)	
% of Revenue		*1.1%*		*2.0%*				
Six Months Ended June 30,	$	1,970.3	$	1,964.9	$	5.4	0.3%	(2.1%)
% of Revenue		*66.6%*		*70.2%*				
Six months severance	$	27.5	$	71.5	$	(44.0)	(61.5%)	
% of Revenue		*0.9%*		*2.6%*				

Office & General								
					Change			
		2010		2009		$	Total	Organic
Three Months Ended June 30,	$	449.0	$	409.1	$	39.9	9.8%	8.4%
% of Revenue		*27.8%*		*27.7%*				
Three months professional fees	$	27.0	$	25.1	$	1.9	7.6%	
% of Revenue		*1.7%*		*1.7%*				
Six Months Ended June 30,	$	870.1	$	820.0	$	50.1	6.1%	3.0%
% of Revenue		*29.4%*		*29.3%*				
Six months professional fees	$	55.1	$	55.9	$	(0.8)	(1.4%)	
% of Revenue		*1.9%*		*2.0%*				

See reconciliations of organic measures on pages 17 and 18.

($ in Millions)

IPG

Adjusted Operating Margin

Trailing Twelve Months


9.0%
8.0%
7.0%
6.0%
5.0%
4.0%
3.0%
2.0%
1.0%
0.0%
(1.0%)
(0.2%)
0.1%
(0.4%)
1.6%
2.7%
3.2%
4.1%
4.5%
5.6%
6.6%
7.4%
8.1%
8.7%
8.5%
7.3%
6.7%
5.7%
6.1%
7.3%
Q4-05
Q2-06
Q4-06
Q2-07
Q4-07
Q2-08
Q4-08
Q2-09
Q4-09
Q2-10

Excludes the effect of restructuring and other reorganization-related charges (reversals) and long-lived asset impairment and other charges.

See reconciliation on page 20.

Debt Maturity Schedule

Total Debt including Convertible Notes = $1.9 billion



$400
(2)
$200
(3)
(1)
2010
2011
2012
2013
2014
2017
Face Value as of June 30, 2010

(1) In April 2010, we repurchased $21 aggregate principal amount of our Floating Rate Senior Unsecured Notes due 2010 that were scheduled to mature in November 2010.
(2) Discrete option to put 4.25% Notes for cash in March 2012, and for cash, stock or a combination at Company's election, in March 2015 and March 2018. If the puts are not exercised, the notes mature March 2023.
(3) Discrete option to put 4.75% Notes for cash, stock or a combination at Company's election, in March 2013 and March 2018. If the puts are not exercised, the notes mature March 2023.

($ in Millions)

Balance Sheet – Current Portion

	June 30, 2010	December 31, 2009	June 30, 2009
CURRENT ASSETS:			
Cash and cash equivalents	$ 1,929.9	$ 2,495.2	$ 1,760.5
Marketable securities	12.5	10.9	10.9
Accounts receivable, net	3,724.5	3,756.5	3,205.4
Expenditures billable to clients	1,231.5	1,100.1	1,021.9
Other current assets	282.4	275.0	355.7
Total current assets	**$ 7,180.8**	**$ 7,637.7**	**$ 6,354.4**
CURRENT LIABILITIES:			
Accounts payable	$ 4,004.8	$ 4,003.9	$ 3,380.4
Accrued liabilities	2,445.0	2,593.1	2,204.8
Short-term borrowings	91.6	93.4	97.9
Current portion of long-term debt	194.3	215.2	39.4
Total current liabilities	**$ 6,735.7**	**$ 6,905.6**	**$ 5,722.5**

($ in Millions)

Cash Flow

	Three Months Ended June 30,	
	2010	2009
NET INCOME	$ 83	$ 31
OPERATING ACTIVITIES		
Depreciation & amortization	49	65
Deferred taxes	43	21
Other non-cash items	13	43
Change in working capital, net	167	112
Other non-current assets & liabilities	(1)	(38)
Net cash provided by Operating Activities	354	234
INVESTING ACTIVITIES		
Acquisitions & deferred payments, net	(3)	(19)
Capital expenditures	(19)	(16)
Business & investment purchases/sales, net	-	(1)
Net cash used in Investing Activities*	(22)	(36)
FINANCING ACTIVITIES		
Repurchase of preferred stock	(266)	-
Debt issuance	-	588
Repurchase of long-term debt	(21)	(698)
Issuance costs and fees	(9)	(16)
Increase in short-term bank borrowings	11	14
Distributions to noncontrolling interests	(8)	(11)
Preferred stock dividends	(7)	(7)
Other	-	(3)
Net cash used in Financing Activities	(300)	(133)
Currency Effect	(30)	48
Increase in Cash & S/T Marketable Securities	$ 2	$ 113

* Excludes the net purchase, sale and maturities of short-term marketable securities. See reconciliation on page 21.

($ in Millions)

Summary

- Better than expected first six months of 2010
- Competitiveness of our brands & high value of our services create the basis for full participation in global economic recovery
- With greater revenue growth, higher level of revenue-associated investments
- Seeing margin improvement from structural cost actions, new efficiencies, and ongoing expense discipline
- Strong financial resources are in place

IPG

Interpublic Group

Appendix

Operating Performance

	Six Months Ended June 30,	
	2010	2009
Revenue	$ 2,959.1	$ 2,799.7
Salaries and Related Expenses	1,970.3	1,964.9
Office and General Expenses	870.1	820.0
Restructuring and Other Reorganization-Related Charges (Reversals)	0.9	(0.2)
Operating Income	117.8	15.0
Interest Expense	(67.6)	(79.9)
Interest Income	12.6	20.4
Other Expense, net	(1.6)	(18.4)
Income (Loss) Before Income Taxes	61.2	(62.9)
Provision for (Benefit of) Income Taxes	48.0	(21.7)
Equity in Net Loss of Unconsolidated Affiliates	(0.4)	(1.0)
Net Income (Loss)	12.8	(42.2)
Net Loss Attributable to Noncontrolling Interests	5.1	3.0
Net Income (Loss) Attributable to IPG	17.9	(39.2)
Dividends on Preferred Stock	(9.8)	(13.8)
Benefit from Preferred Stock Repurchased	25.7	-
Net Income (Loss) Available to IPG Common Stockholders	$ 33.8	$ (53.0)
Earnings (loss) per share available to IPG common stockholders:		
Basic	$ 0.07	$ (0.11)
Diluted	$ 0.02	$ (0.11)
Weighted-average number of common shares outstanding:		
Basic	472.1	465.6
Diluted	531.6	465.6

(Amounts in Millions, except per share amounts)

Cash Flow

	Six Months Ended June 30, 2010	2009
NET INCOME (LOSS)	$ 13	$ (42)
OPERATING ACTIVITIES		
Depreciation & amortization	99	123
Deferred taxes	4	(27)
Other non-cash items	25	40
Change in working capital, net	(316)	(373)
Other non-current assets & liabilities	(27)	(44)
Net cash used in Operating Activities	(202)	(323)
INVESTING ACTIVITIES		
Acquisitions & deferred payments, net	(9)	(32)
Capital expenditures	(28)	(28)
Business & investment purchases/sales, net	30	-
Net cash used in Investing Activities*	(7)	(60)
FINANCING ACTIVITIES		
Repurchase of preferred stock	(266)	-
Debt issuance	-	588
Repurchase of long-term debt	(21)	(698)
Issuance costs and fees	(10)	(16)
Increase in short-term bank borrowings	4	14
Distributions to noncontrolling interests	(12)	(17)
Preferred stock dividends	(14)	(14)
Other	3	(7)
Net cash used in Financing Activities	(316)	(150)
Currency Effect	(38)	30
Decrease in Cash & S/T Marketable Securities	$ (563)	$ (503)

* Excludes the net purchase, sale and maturities of short-term marketable securities. See reconciliation on page 21.

($ in Millions)

IPG

Depreciation and Amortization

	2010				
	Q1	Q2	Q3	Q4	YTD 2010
Depreciation and amortization of fixed assets and intangible assets	$ 37.4	$ 36.8			$ 74.2
Amortization of restricted stock and other non-cash compensation	13.7	12.8			26.5
Net amortization of bond discounts (premiums) and deferred financing costs	(1.0)	(0.8)			(1.8)

	2009				
	Q1	Q2	Q3	Q4	YTD 2009
Depreciation and amortization of fixed assets and intangible assets	$ 41.8	$ 42.7	$ 42.0	$ 43.4	$ 169.9
Amortization of restricted stock and other non-cash compensation	9.3	15.5	12.9	11.8	49.5
Net amortization of bond discounts (premiums) and deferred financing costs	7.6	6.2	(0.8)	(0.9)	12.1

($ in Millions)

Reconciliation of Organic Measures

	Three months ended June 30, 2009	Components of change during the period: Foreign currency	Net acquisitions/ (divestitures)	Organic	Three months ended June 30, 2010	Change: Organic	Total
Segment Revenue							
IAN	$ 1,248.2	$ 16.4	$ 1.1	$ 110.1	$ 1,375.8	8.8%	10.2%
CMG	226.2	0.6	-	15.2	242.0	6.7%	7.0%
Total	$ 1,474.4	$ 17.0	$ 1.1	$ 125.3	$ 1,617.8	8.5%	9.7%
Geographic Revenue							
United States	$ 847.1	$ -	$ (1.2)	$ 115.1	$ 961.0	13.6%	13.4%
International	627.3	17.0	2.3	10.2	656.8	1.6%	4.7%
United Kingdom	101.3	(3.0)	-	(7.7)	90.6	(7.6%)	(10.6%)
Continental Europe	220.2	(6.8)	(0.8)	(2.2)	210.4	(1.0%)	(4.5%)
Asia Pacific	140.5	11.4	2.4	6.6	160.9	4.7%	14.5%
Latin America	77.9	7.1	0.7	4.7	90.4	6.0%	16.0%
All Other Markets	87.4	8.3	-	8.8	104.5	10.1%	19.6%
Worldwide	$ 1,474.4	$ 17.0	$ 1.1	$ 125.3	$ 1,617.8	8.5%	9.7%
Expenses							
Salaries & Related	$ 968.4	$ 7.2	$ (0.1)	$ 15.5	$ 991.0	1.6%	2.3%
Office & General	409.1	4.1	1.6	34.2	449.0	8.4%	9.8%

($ in Millions)

IPG

Reconciliation of Organic Measures

	Six months ended June 30, 2009	Components of change during the period: Foreign currency	Components of change during the period: Net acquisitions/ (divestitures)	Components of change during the period: Organic	Six months ended June 30, 2010	Change: Organic	Change: Total
Segment Revenue							
IAN	$ 2,363.1	$ 64.9	$ (0.4)	$ 67.7	$ 2,495.3	2.9%	5.6%
CMG	436.6	7.6	-	19.6	463.8	4.5%	6.2%
Total	$ 2,799.7	$ 72.5	$ (0.4)	$ 87.3	$ 2,959.1	3.1%	5.7%
Geographic Revenue							
United States	$ 1,628.5	$ -	$ (3.0)	$ 138.6	$ 1,764.1	8.5%	8.3%
International	1,171.2	72.5	2.6	(51.3)	1,195.0	(4.4%)	2.0%
United Kingdom	212.9	7.2	-	(27.2)	192.9	(12.8%)	(9.4%)
Continental Europe	414.1	9.3	(1.6)	(32.4)	389.4	(7.8%)	(6.0%)
Asia Pacific	248.4	22.3	3.2	(0.4)	273.5	(0.2%)	10.1%
Latin America	133.0	15.4	1.0	10.2	159.6	7.7%	20.0%
All Other Markets	162.8	18.3	-	(1.5)	179.6	(0.9%)	10.3%
Worldwide	$ 2,799.7	$ 72.5	$ (0.4)	$ 87.3	$ 2,959.1	3.1%	5.7%
Expenses							
Salaries & Related	$ 1,964.9	$ 47.5	$ (1.1)	$ (41.0)	$ 1,970.3	(2.1%)	0.3%
Office & General	820.0	24.2	1.4	24.5	870.1	3.0%	6.1%

($ in Millions)

Reconciliation of Organic Revenue Growth

Last Twelve Months Ending	Beginning of Period Revenue	Components of change during the period: Foreign Currency	Net Acquisitions / (Divestitures)	Organic	End of Period Revenue
12/31/05	$ 6,387.0	$ 40.4	$ (107.4)	$ (45.7)	$ 6,274.3
3/31/06	6,325.8	(10.9)	(132.6)	90.8	6,273.1
6/30/06	6,423.7	(8.8)	(157.5)	(62.1)	6,195.3
9/30/06	6,344.3	(13.9)	(140.4)	19.4	6,209.4
12/31/06	6,274.3	20.6	(165.4)	61.3	6,190.8
3/31/07	6,273.1	78.4	(147.2)	18.6	6,222.9
6/30/07	6,195.3	102.4	(124.7)	169.7	6,342.7
9/30/07	6,209.4	137.3	(110.9)	213.0	6,448.8
12/31/07	6,190.8	197.5	(70.7)	236.6	6,554.2
3/31/08	6,223.0	217.8	(45.9)	285.5	6,680.3
6/30/08	6,342.7	244.9	(12.6)	288.4	6,863.4
9/30/08	6,448.8	237.5	32.8	324.4	7,043.5
12/31/08	6,554.2	71.5	87.6	249.4	6,962.7
3/31/09	6,680.3	(88.3)	114.7	96.1	6,802.8
6/30/09	6,863.4	(286.3)	139.2	(274.8)	6,441.5
9/30/09	7,043.5	(390.1)	115.2	(640.3)	6,128.3
12/31/09	6,962.7	(251.6)	69.1	(752.6)	6,027.6
3/31/10	6,802.8	(88.2)	36.0	(707.0)	6,043.6
6/30/10	6,441.5	59.1	2.0	(315.6)	6,187.0

($ in Millions)

Reconciliation of Adjusted Operating Margin

Last Twelve Months Ending	Operating Income (Loss)	Restructuring and Other Reorganization-Related Charges (Reversals)	Long-Lived Asset Impairment and Other Charges	Adjusted Operating Income (Loss)
12/31/05	$ (104.2)	$ (7.3)	$ 98.6	$ (12.9)
3/31/06	(94.7)	-	98.6	3.9
6/30/06	(133.3)	8.2	98.6	(26.5)
9/30/06	(4.2)	14.3	92.1	102.2
12/31/06	106.0	34.5	27.2	167.7
3/31/07	141.4	33.5	27.2	202.1
6/30/07	210.1	22.0	27.2	259.3
9/30/07	240.3	21.0	27.2	288.5
12/31/07	344.3	25.9	-	370.2
3/31/08	410.7	29.7	-	440.4
6/30/08	465.7	39.0	-	504.7
9/30/08	530.9	37.6	-	568.5
12/31/08	589.7	17.1	-	606.8
3/31/09	565.6	13.7	-	579.3
6/30/09	461.9	9.6	-	471.5
9/30/09	403.9	5.2	-	409.1
12/31/09	341.3	4.6	-	345.9
3/31/10	363.8	5.1	-	368.9
6/30/10	444.1	5.7	-	449.8

($ in Millions)

Reconciliation of Investing Cash Flow

	Three Months Ended June 30,		Six Months Ended June 30,	
	2010	2009	2010	2009
INVESTING ACTIVITIES				
Cash used in Investing Activities per presentation	$ (22)	$ (36)	$ (7)	$ (60)
Purchase, sale and maturities of short-term marketable securities, net	-	7	(2)	157
Cash (used in) provided by Investing Activities	$ (22)	$ (29)	$ (9)	$ 97

($ in Millions)

Interpublic Group

Metrics Update

Metrics Update

Category	Metric
REVENUE	by Discipline
SALARIES & RELATED (% of revenue)	Trailing Twelve Months Base, Benefits & Tax Incentive Expense Severance Expense Temporary Help
OFFICE & GENERAL (% of revenue)	Trailing Twelve Months Professional Fees Occupancy Expense (ex-D&A) T&E, Office Supplies & Telecom All Other O&G
FINANCIAL	Available Liquidity $650 Million 3-Year Credit Facility Covenants

Revenue by Discipline


Marketing
Services
42%
58%
Advertising &
Media

$ 2,959.1

June 30, 2010

YTD

($ in Millions)

Salaries & Related Expenses



% of Revenue, Trailing Twelve Months
70.0%
65.0%
60.0%
64.1%
65.7%
64.3%
TTM 6/30/10
TTM 12/31/09
TTM 6/30/09

IPG

Salaries & Related Expenses (% of Revenue)

Three and Six Months Ended June 30



Base, Benefits & Tax
70.0%
65.0%
60.0%
55.0%
50.0%
45.0%
50.8%
55.6%
55.8%
59.7%
Three Months
Six Months
Incentive Expense
6.0%
4.0%
2.0%
0.0%
3.4%
3.0%
3.7%
3.0%
Three Months
Six Months
Severance Expense
4.0%
3.0%
2.0%
1.0%
0.0%
1.1%
2.0%
0.9%
2.6%
Three Months
Six Months
Temporary Help
5.0%
4.0%
3.0%
2.0%
1.0%
3.4%
2.6%
3.5%
2.6%
Three Months
Six Months
2010
2009

"All Other Salaries & Related", not shown, was 2.6% and 2.5% for the three months ended June 30, 2010 and 2009, respectively, and 2.7% and 2.3% for the six months ended June 30, 2010 and 2009, respectively.

IPG

Office & General Expenses


% of Revenue, Trailing Twelve Months
35.0%
30.0%
25.0%
20.0%
28.6%
28.5%
28.4%
TTM 6/30/10
TTM 12/31/09
TTM 6/30/09

Office & General Expenses (% of Revenue)

Three and Six Months Ended June 30


Professional Fees
4.0%
3.0%
2.0%
1.0%
0.0%
1.7%
1.7%
1.9%
2.0%
Three Months
Six Months


Occupancy Expense (ex-D&A)
12.0%
8.0%
4.0%
0.0%
7.4%
8.5%
8.3%
9.0%
Three Months
Six Months


T&E, Office Supplies & Telecom
6.0%
4.0%
2.0%
0.0%
3.6%
3.4%
3.8%
3.7%
Three Months
Six Months


All Other O&G
18.0%
14.0%
10.0%
6.0%
15.1%
14.1%
15.4%
14.6%
Three Months
Six Months

2010 2009

"All Other O&G" includes production expenses, depreciation and amortization, bad debt expense, foreign currency gains (losses) and other expenses.

Available Liquidity

Cash, Cash Equivalents and Short-Term Marketable Securities + Available Committed Credit Facilities



$3,000
$2,500
$2,000
$1,500
$1,000
$500
$0
$634 (1)
$316 (2)
$241
$241
$242
$1,942
$1,942
$2,506
$1,772
$1,771
6/30/2010
3/31/2010
12/31/2009
9/30/2009
6/30/2009
Cash, Cash Equivalents and Short-Term Marketable Securities
Available Committed Credit Facilities

(1) In April 2010, we increased our committed credit facility to $650 from $335, which is reflected above net of outstanding letters of credit.

(2) In January 2010, we moved the equivalent of $67 of letters of credit outstanding under the committed credit facility to a new letter of credit facility, providing additional liquidity.

($ in Millions)

$650 Million 3-Year Credit Facility Covenants*

Covenants	Last Twelve Months Ending June 30, 2010
I. Interest Coverage Ratio (not less than):	3.75x
Actual Interest Coverage Ratio:	5.08x
II. Leverage Ratio (not greater than):	3.75x
Actual Leverage Ratio:	2.91x
III. EBITDA (not less than):	$550.0
Actual EBITDA:	$656.9

EBITDA Reconciliation	Last Twelve Months Ending June 30, 2010
Operating Income:	$444.1
+ Depreciation and amortization	210.7
+ Non-cash charges and other	2.1
EBITDA:	$656.9

Interest Expense Reconciliation	Last Twelve Months Ending June 30, 2010
Interest Expense:	$143.1
- Interest Income	27.2
- Other	10.2
+ Preferred Stock Dividends	23.6
Net Interest Expense as defined:	$129.3

*Facility is not drawn on as of June 30, 2010.

($ in Millions)

Cautionary Statement

This investor presentation contains forward-looking statements. Statements in this investor presentation that are not historical facts, including statements about management's beliefs and expectations, constitute forward-looking statements. These statements are based on current plans, estimates and projections, and are subject to change based on a number of factors, including those outlined in our most recent Annual Report on Form 10-K under Item 1A, Risk Factors. Forward-looking statements speak only as of the date they are made, and we undertake no obligation to update publicly any of them in light of new information or future events.

Forward-looking statements involve inherent risks and uncertainties. A number of important factors could cause actual results to differ materially from those contained in any forward-looking statement. Such factors include, but are not limited to, the following:

- potential effects of a challenging economy, for example, on the demand for our advertising and marketing services, on our clients' financial condition and on our business or financial condition;
- our ability to attract new clients and retain existing clients;
- our ability to retain and attract key employees;
- risks associated with assumptions we make in connection with our critical accounting estimates, including changes in assumptions associated with any effects of a weakened economy;
- potential adverse effects if we are required to recognize impairment charges or other adverse accounting-related developments;
- risks associated with the effects of global, national and regional economic and political conditions, including counterparty risks and fluctuations in economic growth rates, interest rates and currency exchange rates; and
- developments from changes in the regulatory and legal environment for advertising and marketing and communications services companies around the world.

Investors should carefully consider these factors and the additional risk factors outlined in more detail in our most recent Annual Report on Form 10-K under Item 1A, Risk Factors.

IPG